DYNAMIC APPLICATIONS CORP.

CONVERTIBLE PROMISSORY NOTE, AS AMENDED

Principal Amount: US$40,000 Dated: December 31, 2012

FOR VALUE RECEIVED, Dynamic Applications Corp., a Delaware corporation with offices at 7 Menachem Begin Street, Ramat Gan, Israel 52521 (the "Corporation") promises to pay to Shefer Trust (the "Lender"), at the offices of the Corporation, the sum of US$40,000 in lawful money of the United States of America, (the "Principal"), together with interest at the rate of fifteen (15%) percent per annum (the “Interest”) in consideration for the loan (the "Loan”) by the Lender of the principal amount of $40,000, in connection with the Note Subscription Agreement dated August 9, 2011, subject to an amendment as provided herein.

WHEREAS, the Loan was evidenced by a promissory note (the “August Note”); and

WHEREAS, the Lender tendered the August Note to the Corporation in exchange for a convertible note (the "Convertible Note") and the Corporation issued the Convertible Note in exchange for the August Note; and

WHEREAS, the Lender and the Corporation have mutually agreed to amend the Convertible Note as provided in this convertible promissory note, as amended (the "Amended Note").

NOW THEREFORE, the Corporation and the Lender agree as follows:

1. INTEREST RATE AND PAYMENTS. The Principal and Interest under this Amended Note shall be due and payable at the offices of Corporation on December 31, 2013, in accordance with the terms and conditions of this Amended Note, unless Lender shall agree to further extend the maturity date of such obligation, or Lender elects to convert the Principal and all accrued Interest into shares of the Corporation’s common stock, par value $0.00001 per share (the “Common Stock”), as provided in Section 2 below.

2. COVERSION RIGHTS. This Amended Note is convertible into shares of the Corporation’s Common Ctock, upon written notice of conversion in the form attached to this Amended Note (the “Conversion Notice”), at any time after June 30, 2013, at the Lender’s sole discretion, at a price of $0.01 per share (the “Conversion Price”), subject to the provisions of Section 4 below.

3. LENDER’S ACKNOWLEDGEMENTS. Lender acknowledges and agrees that:

(A) Lender is not a U.S. Person, as that term is defined in Rule 902 promulgated by the United States Securities and Exchange Commission (the “SEC) pursuant to Regulation S under the Securities Act of 1933, as amended (the “Act”); and

(B) Neither this Amended Note nor any shares of Common Stock issuable upon conversion of this Amended Note have been or will be registered under the Act and as a result, this Convertible Note and any certificates evidencing the shares of Common Stock will bear a restrictive legend reflecting that the certificates evidencing such shares have not been registered under the Securities Act of 1933, as amended (the "Act") as follows:

NEITHER THE SECURITIES REPRESENTED BY THIS CONVERTIBLE NOTE NOR THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF THIS CONVERTIBLE NOTE (THE “SHARES”) HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "ACT").

NONE OF THE SECURITIES REPRESENTED THIS CONVERTIBLE NOTE OR ANY OF THE SHARES ISSUABLE UPON CONVERSION OF THE CONVERTIBLE NOTE HAVE BEEN REGISTERED UNDER THE ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE ACT.

4. RECLASSIFICATION, REORGANIZATION OR MERGER. In the event of the reclassification, reorganization or other restructure of the debt or capital stock of the Corporation, the conversion rights as set forth in Section 2 above shall be subject to adjustment.

5. GOVERNING LAW. This Convertible Note shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware.

6. SEVERABILITY. Any provision of this Convertible Note which is prohibited or unenforceable in any jurisdiction shall be, as to such jurisdiction only, ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provisions in any other jurisdiction.

7. MISCELANEOUS.

(A) The term "Lender" shall be deemed to include any subsequent Lender(s) of this Convertible Note, including any successors or assigns of Lender; and

(B) Whenever used in this Convertible Note and unless the context otherwise requires, words in the singular include the plural, words in the plural include the singular, and pronouns of any gender include the other genders; and

(C) Captions and paragraph headings in this Convertible Note are for convenience only and shall not affect its interpretation.

(D) All of the terms of this Convertible Note shall be binding upon the Corporation and the Corporation's successors and assigns and the Lender and the Lender’s successors and assigns.

DYNAMIC APPLICATIONS CORP. SHEFER TRUST (LENDER)

By: _______________________________ By: _______________________________

Name (Title)                                                         Name (Title)